UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2018

Cohu, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Other Events.

Supplement to

Joint Proxy Statement/Prospectus (the “Proxy Statement”)

Filed by Cohu, Inc. (“Cohu”) and Xcerra Corporation (“Xcerra”)

with the Securities and Exchange Commission (“SEC”) on July 30, 2018

For

SPECIAL MEETING OF STOCKHOLDERS

OF

COHU, INC.

TO BE HELD ON AUGUST 30, 2018

The date of this Supplement is AUGUST 20, 2018.

The following information supersedes and supplements any information in the Proxy Statement relevant to the applicable topic. Except as specifically supplemented by the information contained in this supplement, all information set forth in the Proxy Statement remains unchanged. Cohu urges you to read this supplement carefully and in its entirety together with the Proxy Statement. Any page references listed below are references to pages in the Proxy Statement, not this supplement to the Proxy Statement. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Proxy Statement.

You are encouraged to read carefully this entire supplement and the entire Proxy Statement, including the Annexes and the other documents to which this supplement or the Proxy Statement refers or incorporates by reference, because the information in this section does not provide all the information that might be important to you.

1.	The section of the Proxy Statement titled “Comparative Per Share Market Price Information – Cohu”

The heading titled “Fiscal Year Ending December 31, 2018 – Quarter Ended” in the chart on page 65 of the Proxy Statement is hereby amended and restated in its entirety to read “Fiscal Year Ending December 29, 2018 – Quarter Ended.”

2.	The section of the Proxy Statement titled “The Merger – Background of the Merger”

The following language is hereby added to the paragraph beginning with “Prior to the execution of the Merger Agreement…”on page 94 of the Proxy Statement:

Additionally, with respect to the two members of the Cohu Board to be designated by Xcerra as described in “—Board of Directors and Management after the Transaction,” at the time of the execution of the Merger Agreement no such designee had been identified, no member of the Xcerra Board had been offered or promised any position, or consideration for any position, on the Cohu Board, and neither Xcerra nor Cohu had engaged in any discussions with any member of the Xcerra Board regarding such person’s designation or potential designation for a position on the Cohu Board. Following the execution of the Merger Agreement, Xcerra provided to Cohu a list of four members of the Xcerra Board (each a “Potential Designee”) to potentially serve on the Cohu Board following the Effective Time, and Xcerra, Cohu and each Potential Designee engaged in discussions regarding such person’s potential service on the Cohu Board following the Effective Time. On August 14, 2018, Mr. Jim Donahue, Chairman of the Cohu Board, formally invited David G. Tacelli and Jorge L. Titinger, each a Potential Designee, to join the Cohu Board following the Effective Time. Each of Messrs. Tacelli and Titinger are expected to accept such invitation to serve on the Cohu Board.

3.

The section of the Proxy Statement titled “The Merger – Opinion of Xcerra’s Financial Advisor, Cowen – Summary of Material Financial Analyses – Xcerra Financial Analyses – Analysis of Xcerra Selected Publicly Traded Companies”

The first paragraph on page 118 of the Proxy Statement is hereby amended and restated as follows:

The following tables present the multiple of Implied Enterprise Value to revenue and Adjusted EBITDA and the multiple of closing price per share, as of May 4, 2018, to Non-GAAP EPS, in each case, for the Xcerra Selected Companies and for CY2017A and CY2018E. The information in the tables is based on the closing stock prices of the Xcerra Selected Companies per Capital IQ on May 4, 2018.

	Implied Enterprise Value as a multiple of:				Price per share as a multiple of:
Company	CY2017A Revenue	CY2018E Revenue	CY2017A Adjusted EBITDA	CY2018E Adjusted EBITDA	CY2017A Non- GAAP EPS	CY2018E Non- GAAP EPS
Small / Mid Cap
Camtek Ltd.	2.4x	1.9x	17.6x	10.7x	26.9x	14.3x
Cohu, Inc.	1.5x	1.4x	9.6x	8.0x	14.7x	13.3x
FormFactor, Inc.	1.7x	1.7x	8.3x	9.1x	10.2x	12.1x
inTest Corporation	0.9x	0.8x	4.4x	5.0x	7.6x	8.1x
Kulicke and Soffa Industries, Inc.	1.2x	1.2x	5.5x	5.6x	10.3x	12.0x
Large Cap
Advantest Corporation	2.4x	2.0x	22.1x	10.6x	33.0x	16.4x
Teradyne, Inc.	3.0x	3.2x	9.4x	11.7x	15.2x	18.8x

4.

The section of the Proxy Statement titled “The Merger – Opinion of Xcerra’s Financial Advisor, Cowen – Summary of Material Financial Analyses – Xcerra Financial Analyses – Analysis of Xcerra Selected Transactions”

The third full paragraph on page 119 of the Proxy Statement is hereby amended and restated as follows:

The following tables present the multiple of Implied Enterprise Value to revenue and Adjusted EBITDA and the multiple of price per share to Non-GAAP EPS for the periods indicated.

			Implied Enterprise Value as a multiple of:				Price per share as a multiple of:
Month and Year Announced	Target	Buyer	LTM Revenue	NTM Revenue	LTM Adjusted EBITDA	NTM Adjusted EBITDA	LTM Non- GAAP EPS	NTM Non- GAAP EPS
November 2016	Kita Manufacturing Co. Ltd.	Cohu, Inc.	1.1x	NA	NA	NA	NA	NA
February 2016	Cascade Microtech, Inc.	FormFactor, Inc.	2.3x	2.1x	12.2x	11.0x	26.3x	25.4x
December 2014	Assembléon B.V	Kulicke and Soffa Industries, Inc.	1.1x	NA	15.6x	NA	NA	NA
October 2014	BTU International Inc.	Amtech Systems, Inc.	0.4x	0.3x	NM	3.8x	NM	14.6x
October 2013	ATT Advanced Temperature Test Systems GmbH	Cascade Microtech, Inc.	2.6x	NA	6.1x	NA	NA	NA
September 2013	Multitest and Everett Charles Technologies (ECT)	LTX-Credence Corporation	0.4x	NA	4.9x	NA	NA	NA
December 2012	Ismeca Semiconductor Holding SA	Cohu, Inc.	0.6x	NA	NA	NA	NA	NA
September 2012	Astria Semiconductor Holdings, Inc. MicroProbe, Inc.)	FormFactor, Inc.	1.2x	NA	6.6x	NA	NA	NA
May 2012	LeCroy Corporation	Teledyne Technologies Inc.	1.5x	1.4x	8.6x	7.9x	16.4x	13.2x
December 2010	Verigy Ltd.	Advantest Corporation	1.3x	1.2x	10.1x	8.4x	23.2x	20.3x
October 2008	Eagle Test Systems, Inc.	Teradyne, Inc.	2.3x	1.9x	8.6x	7.1x	16.2x	13.9x
June 2008	Credence Systems Corporation	LTX Corporation	0.2x	0.3x	1.7x	3.1x	NM	4.3x

“NA” means not available, and “NM” means the multiple was negative and considered not meaningful.

5.

The section of the Proxy Statement titled “The Merger – Opinion of Xcerra’s Financial Advisor, Cowen – Summary of Material Financial Analyses – Xcerra Financial Analyses – Discounted Cash Flow Analysis”

The first full paragraph on page 121 of the Proxy Statement is hereby amended and restated as follows:

Cowen estimated a range of values for the shares of Xcerra Common Stock based upon the discounted present value of Xcerra’s projected unlevered free cash flow for the three-month period ending on July 31, 2018 and the full fiscal years ending in 2019 through 2022 and the terminal value of Xcerra based on multiples of Xcerra’s forecasted Adjusted EBITDA for Xcerra’s fiscal year ending in 2023, and assuming a Merger closing date of April 30, 2018. Cowen calculated unlevered free cash flow based on financial forecast information provided by Xcerra management as (a) Adjusted EBITDA, less (b) stock based compensation expense, less (c) cash taxes, less (d) capital expenditures, less (e) change in net working capital, and this analysis was based upon certain assumptions described by, projections supplied by and discussions held with the management of Xcerra, which resulted in unlevered free cash flows of $5.3 million, $51.4 million, $54.9 million, $56.3 million and $57.6 million, in the three-month period ending on July 31, 2018 and the full fiscal years ending in 2019 through 2022, respectively. In performing this analysis, Cowen utilized discount rates ranging from 12.0% to 14.0%, which were selected based on the estimated weighted average cost of capital of Xcerra. Cowen utilized terminal multiples of Adjusted EBITDA ranging from 6.0x to 8.0x, which range was selected by Cowen in its professional judgment. In performing this analysis, Cowen also calculated the present value of Xcerra’s estimated United States federal and 18 state net operating loss carry forwards, as estimated and provided by the management of Xcerra, discounted to present value at a discount rate of 13.1%, which was selected based on Xcerra’s estimated cost of equity.

6.

The section of the Proxy Statement titled “The Merger – Opinion of Xcerra’s Financial Advisor, Cowen – Summary of Material Financial Analyses – Cohu Financial Analyses – Analysis of Cohu Selected Publicly Traded Companies”

The second full paragraph on page 122 of the Proxy Statement is hereby amended and restated as follows:

The following tables present the multiple of Implied Enterprise Value to revenue and Adjusted EBITDA and the multiple of closing price per share, as of May 4, 2018, to Non-GAAP EPS, in each case, for the Cohu Selected Companies and for CY2017A and CY2018E. The information in the tables is based on the closing stock prices of the Cohu Selected Companies per Capital IQ on May 4, 2018.

	Implied Enterprise Value as a multiple of:				Price per share as a multiple of:
Company	CY2017A Revenue	CY2018E Revenue	CY2017A Adjusted EBITDA	CY2018E Adjusted EBITDA	CY2017A Non- GAAP EPS	CY2018E Non- GAAP EPS
Small / Mid Cap
Camtek Ltd.	2.4x	1.9x	17.6x	10.7x	26.9x	14.3x
FormFactor, Inc.	1.7x	1.7x	8.3x	9.1x	10.2x	12.1x
inTest Corporation	0.9x	0.8x	4.4x	5.0x	7.6x	8.1x
Kulicke and Soffa Industries, Inc.	1.2x	1.2x	5.5x	5.6x	10.3x	12.0x
Xcerra Corporation	1.2x	1.2x	7.1x	7.4x	11.7x	11.4x
Large Cap
Advantest Corporation	2.4x	2.0x	22.1x	10.6x	33.0x	16.4x
Teradyne, Inc.	3.0x	3.2x	9.4x	11.7x	15.2x	18.8x

7.	The section of the Proxy Statement titled “The Merger – Opinion of Xcerra’s Financial Advisor, Cowen – Summary of Material Financial Analyses – Cohu Financial Analyses – Discounted Cash Flow Analysis”

The second full paragraph on page 123 of the Proxy Statement is hereby amended and restated as follows:

Cowen estimated a range of values for the shares of Cohu Common Stock based upon the discounted present value of Cohu’s projected unlevered free cash flow for the eight-month period ending on December 29, 2018 and the full fiscal years ending in 2019 through 2022 and the terminal value of Cohu based on multiples of Cohu’s forecasted Adjusted EBITDA for Cohu’s fiscal year ending in 2023, and assuming a Merger closing date of April 30, 2018. Cowen calculated unlevered free cash flow based on financial forecast information provided by or at the direction of Cohu management as (a) Adjusted EBITDA, less (b) stock based compensation expense, less (c) cash taxes, less (d) capital expenditures, less (e) change in net working capital, and this analysis was based upon certain assumptions described by, projections supplied by and discussions held with the management of Cohu, which resulted in unlevered free cash flows of $23.3 million, $46.5 million, $53.1 million, $57.9 million and $60.2 million, in the eight-month period ending on December 29, 2018 and the full fiscal years ending in 2019 through 2022, respectively. In performing this analysis, Cowen utilized discount rates ranging from 9.5% to 11.5%, which were selected based on the estimates derived from a weighted average cost of capital analysis of Cohu. Cowen utilized terminal multiples of Adjusted EBITDA ranging from 6.0x to 8.0x, which range was selected by Cowen in its professional judgment.

8.	The section of the Proxy Statement titled “The Merger – Legal Proceedings”

The section of the Proxy Statement titled “The Merger - Legal Proceedings” on page 140 of the Proxy Statement is hereby amended and restated as follows:

On July 23, 2018, a putative shareholder class action complaint was filed in the United States District Court for the District of Massachusetts against Xcerra and each member of the Xcerra Board, captioned Xinkang Shui v. Xcerra Corporation, et al., C.A. No. 1:18-cv-11529 (the "Shui Action"). The complaint alleges, among other things, that Xcerra and each member of the Xcerra Board violated federal securities laws and regulations by soliciting stockholder votes in connection with the Merger through a proxy statement that purportedly omits material facts necessary to make the statements therein not false or misleading. The complaint seeks, among other things, either to enjoin Xcerra from conducting the stockholder vote on the Merger unless and until the allegedly omitted material information is disclosed or, in the event the Merger is consummated, to recover damages. The complaint also seeks an award of costs and attorneys’ fees.

On July 30, 2018, a second putative shareholder class action complaint was filed in the United States District Court for the District of Massachusetts against Xcerra and each member of the Xcerra Board, captioned Waseem Khan v. Xcerra Corporation, et al., C.A. No. 1:18-cv-11592 (the "Khan Action" and together with the Shui Action, the "Actions"). The complaint alleges, among other things, that Xcerra and each member of the Xcerra Board violated federal securities laws and regulations by soliciting stockholder votes in connection with the Merger through a proxy statement that purportedly omits material facts necessary to make the statements therein not false or misleading. The complaint seeks, among other things, either to enjoin Xcerra from conducting the stockholder vote on the Merger unless and until the allegedly omitted material information is disclosed or, in the event the Merger is consummated, to rescind it or recover rescissory damages. The complaint also seeks an award of costs and attorneys’ fees.

On August 19, 2018, Xcerra and each member of the Xcerra Board and the plaintiff in the Shui Action reached agreement whereby plaintiff would dismiss his complaint based on Xcerra’s intent to make certain supplemental disclosures relating to the Merger (the “Supplemental Disclosures”).

The Supplemental Disclosures are being made in response to the complaints in the Actions and solely for the purpose of mooting the allegations contained therein. Xcerra denies the allegations of the two class action complaints, including that it committed any violations of law. Xcerra continues to believe that the allegations in the complaints are without merit and is mooting the claims solely for the purpose of avoiding the expense and burden of litigation.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Cohu and Xcerra and the ability to consummate the proposed transaction. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory clearances, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR); (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Cohu and Xcerra to consummate the proposed transaction, including as a result of the failure of Cohu to obtain or provide on a timely basis or at all the necessary financing; (iii) the ability of Cohu and Xcerra to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) potential litigation relating to the proposed transaction that could be instituted against Cohu, Xcerra, or their respective directors; (vi) possible disruptions from the proposed transaction that could harm Cohu’s and/or Xcerra’s respective businesses; (vii) the ability of Cohu or Xcerra to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Cohu’s or Xcerra’s financial performance; (x) certain restrictions during the pendency of the proposed transaction that may impact Cohu’s or Xcerra’s ability to pursue certain business opportunities or strategic transactions; (xi) the adverse impact to Cohu’s operating results from interest expense on the financing debt, rising interest rates, and any restrictions on operations related to such debt; (xii) continued availability of capital and financing and rating agency actions; (xiii) legislative, regulatory and economic developments; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and (xv) such other factors as are set forth in (A) Cohu’s periodic public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to those described under the heading “Risk Factors” in Cohu’s Form 10-K for the fiscal year ended December 31, 2017, (B) Xcerra’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Xcerra’s Form 10-K for the fiscal year ended July 31, 2017, (C) in the Registration Statement on Form S-4 (the “Registration Statement”) that has been filed by Cohu with the SEC containing a prospectus with respect to the Cohu common stock to be issued in the proposed transaction and a joint proxy statement of Cohu and Xcerra in connection with the proposed transaction (the “Joint Proxy Statement/Prospectus”) that is contained therein, and (D) the other filings made by Cohu or Xcerra with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Neither Cohu nor Xcerra can give any assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, neither Cohu nor Xcerra undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where You Can Find It

On June 21, 2018, Cohu filed with the SEC the Registration Statement containing the Joint Proxy Statement/Prospectus which was subsequently amended on July 26, 2018. The Registration Statement was declared effective by the SEC on July 30, 2018. Each of Cohu and Xcerra commenced mailing the definitive Joint Proxy Statement/Prospectus to its respective stockholders on July 30, 2018. This communication is not a substitute for the Registration Statement, the definitive Joint Proxy Statement/Prospectus or any other documents that Xcerra or Cohu may file or may have filed with the SEC, or will send or have sent to stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents and other documents filed by Xcerra and Cohu with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by visiting the Xcerra Investor Relations page on its corporate website at https://xcerra.com/investors or by contacting Xcerra Investor Relations by telephone at (781) 467-5063 or by mail at Xcerra Investor Relations, Xcerra Corporation, 825 University Avenue, Norwood, MA 02062, attention Rich Yerganian, or by visiting the Cohu Investor Relations page on its corporate website at https://cohu.gcs-web.com or by contacting Cohu Investor Relations by telephone at (858) 848-8106 or by mail at Cohu Corporate Headquarters, 12367 Crosthwaite Circle, Poway, CA 92064, attention Jeffrey D. Jones.

Participants in the Solicitation

Cohu, Xcerra, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed “participants” in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Xcerra stockholders or Cohu stockholders generally, is set forth in the Joint Proxy Statement/Prospectus filed with the SEC. Information regarding Xcerra’s directors and executive officers and their beneficial ownership of Xcerra common stock is also set forth in Xcerra’s proxy statement on Schedule 14A filed with the SEC on September 5, 2017, and in its Annual Report on Form 10-K for the year ended July 31, 2017, and is supplemented by other public filings made, and to be made, with the SEC by Xcerra. These documents are available free of charge at the SEC’s website at www.sec.gov or by visiting the Xcerra Investor Relations page on its corporate website at https://Xcerra.com/investors. Information concerning Cohu’s directors and executive officers and their beneficial ownership of Cohu’s common stock is set forth in the Registration Statement, Cohu’s annual proxy statement on Schedule 14A filed with the SEC on April 3, 2018, and in its Annual Report on Form 10-K for the year ended December 30, 2017, and is supplemented by other public filings made, and to be made, with the SEC by Cohu. These documents are available free of charge at the SEC’s website at www.sec.gov or by visiting the Cohu Investor Relations page on its corporate website at https://Cohu.gcs-web.com. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Joint Proxy Statement/Prospectus regarding the proposed transaction and other relevant materials that have been or will be filed with the SEC when they become available. You may obtain copies of the documents described in the preceding sentence when they become available free of charge by visiting the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2018	Cohu, Inc.
By:
/s/ Jeffrey D. Jones
		Name:	Jeffrey D. Jones
		Title:	VP Finance and Chief Financial Officer